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                                  EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                          WITH RESPECT TO FORM S-8

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated January 31, 1994, included in this Form 10-K for the year ended December 31, 1993 into the Corporation's previously filed Registration Statements Nos. 33-22581, as amended, 33-22930, 33-36303 and 33-67554 on Form S-8.








                                                         ARTHUR ANDERSEN & CO.
Chicago, Illinois
February 24, 1994